Exhibit 99.1



Annual Meeting
May 17, 2025

Cautionary Note Regarding Forward-Looking Statements

Certain information in this discussion may include “forward-looking statements” as defined by federal securities laws, which are subject to significant risks and uncertainties. These include statements regarding future plans, strategies, results (including annualized results), or expectations that are not historical facts, and are generally identified by the use of words such as “believe,” “expect,” “intend,” “anticipate,” “will,” “estimate,” “project” or similar expressions. These statements are based on estimates and assumptions, and our ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Our actual results could differ materially from those contemplated by these forward-looking statements. Factors that could have a material adverse effect on our operations and future prospects include, but are not limited to, changes in local and national economies or market conditions; changes in interest rates; regulations and accounting principles; changes in policies or guidelines; loan demand and asset quality, including values of real estate and other collateral; deposit flow; the impact of competition from traditional or new sources; changes in tariffs and trade barriers, including potential changes in U.S. and international trade policies and the resulting impact on the our borrowers and customers; and other factors. You should consider these risks and uncertainties in evaluating forward-looking statements and should not place undue reliance on such statements. We undertake no obligation to update these statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Robert and Frances Plecker




ROBERT E. PLECKER
WORKFORCE CENTER
This facility was made possible through the generosity of Robert and Frances Plecker, and a partnership between the Counties of Augusta, Highland, and Rockingham; the Cities of Harrisonburg, Staunton and Waynesboro; and the Commonwealth of Virginia.
James Perkins
President, Blue Ridge Community College
FPW Architects, PC
Architects
Thor, Incorporated
General Contractor
September 2003

Community Support

Deeds and Dollars

- Augusta County Fair
- Augusta Health Foundation
- Bergton Fair
- Rockingham County Fair
- Shenandoah County Fair
- Big Brothers Big Sisters
- Blue Ridge Hospice
- Relay for Life
- Kiwanis
- Rotary
- Edinburg Old Time Festival
- Timberville Fire Department
- Broadway Fire Department
- Bridgewater River Roos
- Waynesboro Theater Rock The Block
- Shred Days
- Youth Sports – Little Leagues
- Mercy House
- Shenandoah Valley Marines

Community Support
Deeds and Dollars

Deeds	*Dollars*
Events & Sponsorships	*Philanthropy & Sponsorships*
102	$203,687

Community Lending 2024

Loan Category	New Loans 2024	New Loan Dollars
Agriculture	187	$ 32,735,552
Commercial/Business	68	$ 38,689,744
Residential Mortgage	380	$112,862,550
Automobile	1926	$ 37,989,385
Consumer Other	487	$ 5,208,413
Total New Loans 2024	**3,048**	**$227,485,644**

Community Lending YTD 2025

Loan Category	New Loans YTD 2025	New Loan Dollars YTD 2025
Agriculture	65	$ 14,540,050
Commercial/Business	21	$ 25,558,789
Residential Mortgage	114	$ 37,502,197
Automobile	436	$ 7,619,893
Consumer Other	152	$ 1,716,639
Total New Loans 2025	**788**	**$ 86,934,568**

Net Interest Margin


3.20%
3.10%
3.00%
2.90%
2.80%
2.70%
2.60%
2.50%
2.40%
2.70%
2.77%
3.15%
2023
2024
Q1 2025

Net Income


(in thousands)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$2,771
$7,285
$9,828
$2,457
2023
2024
Q1 2025 (Annualized)

*Annualized Net Income of $9,828 is assuming the annualization of $2,457 from the first quarter of 2025.

Results of operations for the first three months ended March 31, 2025 are not necessarily indicative of the results of operations that may be expected for the year ending December 31, 2025.

Earnings Per Share


$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.80
$2.07
$2.80 *
$0.70
2023
2024
Q1 2025

*$2.80 is assuming the annualization of $.70 per share. *Results of operations for the first three months ended March 31, 2025 are not necessarily indicative of the results of operations that may be expected for the year ending December 31, 2025.*

Book Value Per Share



$30.00
$29.00
$28.00
$27.00
$26.00
$25.00
$24.00
$23.00
$22.00
$21.00
$20.00
$22.47
$24.43
$25.62
2023
2024
Q1 2025

Total Assets



(in millions)
$1,500
$1,250
$1,000
$750
$500
$250
$-
$1,295
$1,302
$1,312
2023
2024
Q1 2025

Total Deposits


(in millions)
$1,500
$1,250
$1,000
$750
$500
$250
$-
$1,133
$1,195
$1,200
2023
2024
Q1 2025

Total Loans


(in millions)
$1,000
$750
$500
$250
$-
$822
$840
$827
2023
2024
Q1 2025

Questions?

Thank you!